Exhibit 10(ak)

RELEASE AGREEMENT
THIS RELEASE AGREEMENT, dated as of January 18, 2013, is made by INVACARE CORPORATION, an Ohio corporation (the "Company") and the other Borrowers set forth on the signature page hereof, and PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (as herein defined).
RECITALS
A.    Reference is made to that certain Credit Agreement dated as of October 28, 2010, by and among the Company, the other Borrowers (as therein defined), the Guarantors (as therein defined), the Lenders (as therein defined), and the Administrative Agent, as amended by that certain First Amendment to Credit Agreement, dated as of April 5, 2011, that certain Second Amendment to Credit Agreement, dated as of November 22, 2011, and that certain Third Amendment to Credit Agreement, dated as of June 7, 2012 (as the same may be further amended, restated, modified or supplemented, the "Credit Agreement"). Capitalized terms used herein that are not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.
B.    The Company owns 100% of the capital stock (the "Capital Stock") of Invacare Supply Group, Inc., a Massachusetts corporation (referred to herein as the "Released Party").
C.    In connection with the Credit Agreement, the Released Party has (i) guaranteed to the Administrative Agent, for the ratable benefit of the Lenders, the payment and performance of the Guarantied Obligations (as defined in the Guaranty Agreement), (ii) granted to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in its right, title and interest in the Collateral, and (iii) consented to the pledge of its equity interests to the Administrative Agent, for the ratable benefit of the Lenders.
D.    The Company desires to sell the Capital Stock to AssuraMed Group, Inc., a Delaware corporation (the "Buyer"), and Buyer desires to purchase the Capital Stock from the Company (the "Sale") pursuant to the terms and conditions of that certain Share Purchase Agreement dated December 21, 2012, among the Company, the Released Party and the Buyer (as successor-by-assignment to AssuraMed, Inc.).
E.    Section 10.10 of the Credit Agreement provides that the Lenders and the Issuing Lenders authorize the Administrative Agent to release any Collateral or any Guarantor in connection with a transaction permitted by Section 8.2.7 [Disposition of Assets or Subsidiaries] of the Credit Agreement.
F.    The Borrowers and the Released Party hereby request that the Released Party be released from its obligations under the Guaranty Agreement and the other Loan Documents and that the Company's pledge of the Capital Stock of the Released Party be released as collateral under the Pledge Agreement.
AGREEMENT
1.The Borrowers hereby represent and warrant that (a) the Sale is permitted, without the consent of the Lenders, pursuant to of Section 8.2.7(viii) [Sale of Assets] of the Credit Agreement since the Sale, together with any other disposition of assets in fiscal year 2013 prior to the Effective Date (as herein defined), will be in an aggregate amount not to exceed ten percent (10%) of the Consolidated Total Assets and (b) the Release has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms. The Borrowers covenant that the after‑tax proceeds of the Sale (as reasonably estimated by the Borrowers) will be applied as a mandatory prepayment of the Loans in accordance with and to the extent required by the provisions of Section 5.7.1 [Sale of Assets] of the Credit Agreement.

2.Upon the Effective Date, without any further action by any party, (i) the Released Party shall be deemed to be unconditionally and irrevocably released as a Guarantor, (ii) the guaranty made by the Released Party pursuant to the Guaranty Agreement shall be deemed to be terminated and of no further force or effect, (iii) the Lien on the assets of the Released Party granted to the Administrative Agent for the ratable benefit of the Lenders shall be deemed to be terminated, (iv) the pledge of the Capital Stock made by the Company to the Administrative Agent for the ratable benefit of the Lenders shall be deemed to be released as collateral from the Pledge Agreement, and (v) except as otherwise set forth herein, the Released Party shall be deemed to be relieved of any and all obligations or liabilities whatsoever under the Guaranty Agreement, any Security Document (as defined herein) and any other Loan Document. "Security Documents" as used herein shall mean, collectively, the Security Agreement, the Patent, Trademark and Copyright Security Agreement and the Pledge Agreement. In furtherance of the foregoing, the Administrative Agent will, after the Effective Date, file all Uniform Commercial Code termination statements and other documents as are necessary to effectuate, or reflect of public record, the release and discharge of the guarantees, security interests and liens described in this paragraph and agrees to deliver such other termination statements or documents and possessory collateral (including pledged stock certificates) as the Borrowers or the Released Party may from time to time reasonably request to effectuate, or reflect of public record, the release and discharge of such guarantees, security interests and liens. All of the foregoing shall be at the expense of the Borrowers, with no liability to the Administrative Agent or any Lender, and with no representation or warranty by or recourse to the Administrative Agent.

3.Except as expressly set forth in this Release, the terms and provisions of the Loan Documents (including the Credit Agreement, the Guaranty Agreement and the Security Documents) remain unchanged and in full force and effect and this Release shall not constitute an amendment, waiver, consent or release with respect to any provision of the Loan Documents, a waiver of any Event of Default or Potential Default thereunder, or a waiver or release of any of the Administrative Agent's or the Lenders' rights and remedies (all of which are hereby reserved).

4.This Release shall not become effective and the Released Party shall continue to be liable to the Administrative Agent and the Lenders under all the terms and conditions of the Credit Agreement, the Guaranty Agreement, and the Security Documents until the first date on which the following conditions precedent are met (such date is referred to herein as the "Effective Date": (a) the Administrative Agent shall have received a copy of this Release executed by each of the Borrowers and the Consent of Guarantors to Release Agreement executed by each of the Guarantors, and (b) the Closing (as defined in the Purchase Agreement) of the Sale shall have occurred.

5.This Release Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

6.This Release Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument. The parties hereto acknowledge and agree that a facsimile or other electronic method of transmission (such as a "pdf") of signature pages hereto purporting to be signed on behalf of any party hereto shall constitute effective and binding execution and delivery thereof by such party.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO RELEASE AGREEMENT]
IN WITNESS WHEREOF, the Administrative Agent and the Borrowers have caused this Release Agreement to be executed and delivered by their respective duly authorized officers or representatives as of the date first above written.
PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and on behalf of the Lenders
By:     /s/ Joseph G. Moran
Name:     Joseph G. Moran
Title:     Senior Vice President

[SIGNATURE PAGE TO RELEASE AGREEMENT]
BORROWERS:
INVACARE CORPORATION
an Ohio corporation
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Treasurer
INVACARE AUSTRALIA PTY. LTD.
an Australian proprietary limited company
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson

Title:	Attorney-In-Fact, by Power of Attorney dated October 21, 2010
INVACARE CANADA GENERAL PARTNER INC.
a Canadian corporation, as general partner of, and for and on behalf of, INVACARE CANADA L.P., an Ontario limited partnership
INVACARE HOLDINGS C.V.
a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands by Invacare Holdings, LLC, an Ohio limited liability company, as general partner (beherend vennoot)
By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Treasurer of both of the above-listed companies
SCANDINAVIAN MOBILITY INTERNATIONAL APS a Danish limited liability company
INVACARE GERMANY HOLDING GMBH
a German corporation
INVACARE HOLDING AS
a Norwegian corporation
INVACARE HOLDING TWO AB
a Swedish limited liability company
INVACARE INTERNATIONAL SÀRL
a Swiss corporation
INVACARE HOLDINGS TWO B.V.
a Dutch private company with limited liability
(besloten vennootschap met beperkte aansprakelijkheid)
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney-In-Fact of each of the above-listed companies

[SIGNATURE PAGE TO RELEASE AGREEMENT]
BORROWERS (continued):
INVACARE HOLDINGS NEW ZEALAND
a New Zealand corporation

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney
Witness:         Signature:     /s/ Rachel Ann Sabato
Full Name: Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
1405 East 6th St.
Cleveland, OH 44114
Occupation: Paralegal/Notary
INVACARE LIMITED, a company incorporated and registered under the laws of England and Wales
Acting By:     /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Director
In presence of:     Signature: /s/ Rachel Ann Sabato
Full Name: Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
1405 East 6th St.
Cleveland, OH 44114
Occupation: Paralegal/Notary
INVACARE HOLDINGS S.à.r.l, a Luxembourg corporation
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Class A Manager
By:        /s/ Richard Brekelmans
Name:    Richard Brekelmans
Title:    Class B Manager

CONSENT OF GUARANTORS TO RELEASE AGREEMENT
Each undersigned guarantor hereby consents to the provisions of the foregoing Release Agreement and confirms and agrees that the undersigned's obligations under the Continuing Agreement of Guaranty and Suretyship, dated as of October 28, 2010, as amended by First Amendment to Continuing Agreement of Guaranty and Suretyship, dated as of November 22, 2011 (the "Guaranty"), shall be unimpaired by the Release Agreement, and that the undersigned have no defenses or set offs against the Administrative Agent or any Lender, their respective officers, directors, employees, agents or attorneys with respect to the Guaranty, and that all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed. The undersigned hereby certifies that the representations and warranties made in the Guaranty are true and correct.
WITNESS the due execution hereof as a document under seal, as of January 18, 2013, intending to be legally bound hereby.
DOMESTIC GUARANTORS:
ADAPTIVE SWITCH LABORATORIES, INC.
THE AFTERMARKET GROUP, INC.
ALTIMATE MEDICAL, INC.
CENTRALIZED MEDICAL EQUIPMENT LLC
CHAMPION MANUFACTURING INC.
DYNAMIC MEDICAL SYSTEMS, LLC
FAMILY MEDICAL SUPPLY LLC
THE HELIXX GROUP, INC.
INVACARE CANADIAN HOLDINGS, INC.
INVACARE CANADIAN HOLDINGS, LLC
INVACARE CONTINUING CARE, INC.
INVACARE CREDIT CORPORATION
INVACARE FLORIDA CORPORATION
INVACARE HOLDINGS, LLC
INVACARE INTERNATIONAL CORPORATION
INVAMEX HOLDINGS LLC
KUSCHALL, INC.
ROADRUNNER MOBILITY, INCORPORATED
INVACARE CANADA FINANCE, LLC
By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Treasurer of each of the above-listed companies
FREEDOM DESIGNS, INC.
a California corporation
By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Chief Financial Officer

[SIGNATURE PAGE TO CONSENT OF GUARANTORS TO RELEASE AGREEMENT]

DOMESTIC GUARANTORS (continued):

GARDEN CITY MEDICAL INC.
a Delaware corporation
By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Vice President
INVACARE FLORIDA HOLDINGS, LLC
a Delaware limited liability company
INVACARE HCS, LLC
an Ohio limited liability company
By:        /s/ Gerald B. Blouch
Name:     Gerald B. Blouch
Title:    President of both of the above-listed companies
FOREIGN GUARANTORS:
CARROLL HEALTHCARE GENERAL PARTNER, INC.
an Ontario corporation
CARROLL HEALTHCARE INC.
an Ontario corporation
CARROLL HEALTHCARE GENERAL PARTNER, INC.
an Ontario corporation, as general partner of, and for and on behalf of, CARROLL HEALTHCARE L.P., an Ontario limited partnership
INVACARE CANADA GENERAL PARTNER INC.
a Canadian corporation
CARROLL HEALTHCARE INC., an Ontario corporation, as general partner of, and for and on behalf of, MOTION CONCEPTS L.P., an Ontario limited partnership
PERPETUAL MOTION ENTERPRISES LIMITED
an Ontario corporation
By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Treasurer of each of the above-listed companies

[SIGNATURE PAGE TO CONSENT OF GUARANTORS TO RELEASE AGREEMENT]

FOREIGN GUARANTORS (continued):

INVACARE A/S
a Danish limited liability company
INVACARE EC-HØNG A/S
a Danish limited liability company
INVACARE B.V.
a Dutch private company with limited liability
(besloten vennootschap met beperkte aansprakelijkheid)
AQUATEC OPERATIONS GMBH
a German corporation
INVACARE AQUATEC GMBH
a German corporation
INVACARE (DEUTSCHLAND) GMBH
a German corporation
SCANDINAVIAN MOBILITY GMBH
a German corporation
ULRICH ALBER GMBH
a German corporation
INVACARE AS
a Norwegian corporation
DOLOMITE AB
a Swedish limited liability company
INVACARE AB
a Swedish limited liability company
INVACARE DOLOMITE AB
a Swedish limited liability company
INVACARE REA AB
a Swedish limited liability company
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney-In-Fact of each of the above-listed companies

[SIGNATURE PAGE TO CONSENT OF GUARANTORS TO RELEASE AGREEMENT]

FOREIGN GUARANTORS (continued):

DYNAMIC CONTROLS
a New Zealand corporation
DYNAMIC SUZHOU HOLDINGS NEW ZEALAND
a New Zealand corporation
INVACARE NEW ZEALAND
a New Zealand corporation
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney of each of the above-listed companies
Witness:          Signature:     /s/ Rachel Ann Sabato
Full Name: Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
1405 East 6th St.
Cleveland, OH 44114
Occupation: Paralegal/Notary
INVACARE UK OPERATIONS LIMITED, a private limited company organized under the laws of England and Wales
Acting By:     /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Director
In presence of:     Signature:     /s/ Rachel Ann Sabato
Full Name: Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
1405 East 6th St.
Cleveland, OH 44114
Occupation: Paralegal/Notary
INVACARE HOLDINGS TWO S.à.r.l, a Luxembourg corporation
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Class A Manager
By:        /s/ Richard Brekelmans
Name:    Richard Brekelmans
Title:    Class B Manager